UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

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Pharmagen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMAGEN, INC.
9337 Fraser Avenue
Silver Spring, MD 20910

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 24, 2014

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2013 Annual Meeting of the Shareholders of Pharmagen, Inc. (the “Company”) to be held on Monday, February 24, 2014, at 10:00 AM, Eastern Standard Time, at our sales office located at 2413 Linden Lane, Silver Spring, MD 20910, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1.	To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successor(s) are elected and qualified;
2.	To amend to the Articles of Incorporation of the Company to increase the authorized common stock to one billion (1,000,000,000) shares;
3.
To approve an amendment to the Articles of Incorporation of the Company to effectuate a reverse split of the Company’s common stock, in an amount to be determined at a future date by the Board of Directors of the Company up to 1-for-30, and to simultaneously decrease the authorized common stock to one hundred million (100,000,000) shares, all to be effectuated at a future date as determined by the Board of Directors of the Company;

4.	To approve the Pharmagen, Inc. 2014 Employee Securities Plan;
5.	To approve the Pharmagen, Inc. 2014 Officer and Director Securities Plan;
6.	To ratify the appointment of M&K CPAS, PLLC, as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2013; and
7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on Friday, December 20, 2013, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

__________________________________
Mackie Barch, President

January [__], 2013
Silver Spring, Maryland

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENTITLED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AT THE ADDRESS PROVIDED THEREON. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

PHARMAGEN, INC.
9337 Fraser Avenue
Silver Spring, MD 20910
------------------------------
PROXY STATEMENT
------------------------------

GENERAL INFORMATION

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Pharmagen, Inc. (the “Company” or “Pharmagen”) for use in connection with the Annual Meeting of Shareholders to be held at 2413 Linden Lane, Silver Spring, MD 20910, on Monday, February 24, 2014 at 10:00 AM Eastern Standard Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the “Board”) and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR each of the items on the agenda.

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either “FOR” or “AGAINST” any proposals, if the number of abstentions or broker non-votes results in the votes “FOR” a proposal not equaling at least a majority of the votes required for the proposal, the proposal will not be approved. This will be the case even though the number of votes “FOR” the proposal exceeds the number of votes “AGAINST” the proposal.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about January [__], 2014. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone or facsimile. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ rights with respect to any matter to be acted upon, and the Company will not independently provide stockholders with any such right.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company has three classes of equity securities currently outstanding which are entitled to vote at the Annual Meeting: common stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock. Shareholders of record at the close of business on December 20, 2013 are entitled to one vote for each share of common stock and Series C Convertible Preferred Stock held by them, and the holders of Series B Convertible Preferred Stock hold votes equal to fifty one percent (51%) of the voting power on all matters to come before the Shareholders. As of December 20, 2013, there were 414,741,404 shares of common stock, 5,100,000 shares of Series B Convertible Preferred Stock, and 125,000 shares of Series C Convertible Preferred Stock issued and outstanding. As a result, the total number of votes possible is 846,666,131, of which 605,799,727, or approximately 71.5%, are held by an entity controlled by our sole officer and director, Mackie Barch. Each of the proposals must be approved by a majority of the shares of the Company’s Stock present or represented and entitled to vote at the meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors shall be set by the Board of Directors. Presently, the Board consists of two (2) members, namely Mackie Barch and Richard A. Wolpow. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board. No other persons have been nominated for election to the Board.

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

Mackie Barch	38	President, CEO, CFO, Treasurer, Secretary, and Director

Richard A. Wolpow	50	Interim-Chief Operating Officer and Director

Mackie Barch, age 38, is our President, Chief Executive Officer, Secretary, a director, and co-founder of Healthcare Distribution Specialists, now known as Pharmagen Distribution, LLC, which is our wholly-owned subsidiary. Before launching Pharmagen Distribution, Mr. Barch co-founded Global Nutritional Research LLC (GNR) in July 2007, which manufactures OTC products for a specific disease based on Rx/OTC interaction, and continues to work with GNR but GNR currently has de minis assets and operations. We have, in the past, purchased products from GNR, and may continue to do so in the future. Prior to founding Pharmagen Distribution and GNR, from late 2006 to 2007, Mr. Barch was involved in numerous financial and operational aspects of Global Pharmaceutical Sourcing (GPS). Prior to working for GPS, Mr. Barch was employed as Assistant Vice President in institutional equities at Friedman, Billings, & Ramsey (FBR), an investment bank and broker-dealer, from 2001 to 2006. During his career, Mr. Barch has participated in numerous equity offerings. Mr. Barch graduated the University of Colorado-Boulder with a BA in Economics. Mr. Barch is currently an elected official in the State of Maryland, serving as a City Council Member in Kensington, MD, and has been since his election in 2009. The Company determined that Mr. Barch’s background with Pharmagen Distribution and in the pharmaceutical and finance industries made him the ideal candidate for appointment to the board of directors and as an officer of the Company. Mr. Barch was also President of the National Blood Clot Alliance Chapter in Washington, D.C., hosting charity events to raise awareness about the prevalence of Thrombophilia and clot prevention.

Richard A. Wolpow, age 50, is our Interim-Chief Operating Officer and a director. Mr. Wolpow has been advising and operating small to mid‐size private and public companies for 20 years. Most recently, beginning in 2007, Mr. Wolpow a founder, Secretary, and Director of POC Network Technologies, Inc., a provider of billing and reimbursement for vaccines and other pharmaceutical products. Previously, from 2001 to 2010, Mr. Wolpow was founder, COO and Vice Chairman of Dispensing Solutions, Inc. (DSI), a Pharmaceutical Manufacturer operating a state‐of‐the‐art repackaging facility in Santa Ana, California, which he sold to PSS World Medical (NASDAQ: PSSI). Prior to DSI, Mr. Wolpow, through his holding company Ocean View Investment Holdings Ltd., was the primary investor and principal shareholder of Trinity Health Ventures. In 2000 Trinity, being a primary entity in a Goldman Sachs roll‐up, became Odyssey Health Care Inc. (NASDAQ: ODSY), later selling in June 2010, to Gentiva Health Services (NASDAQ: GTIV) for over a billion dollars. Richard was also one of the principals with Freedom Health, Inc., a developer of an intelligent debit health card in association with Buck Consultants, Mellon Bank and MasterCard. Mr. Wolpow’s first health related company started in 1995 when he was recruited to run TheHealthChannel.com. Other entrepreneurial successes include ventures in the Internet, resort ownership, music/audio, construction and apparel industries.

Family Relationships

There are no family relationships between any of our officers or directors.

Other Directorships

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Committees

Our Board of Directors does not have an audit, compensation, or any other committees.

Board Meetings

During the fiscal years ended December 31, 2012 and 2013, the Board of Directors did not meet formally, but instead took action by written consent on numerous occasions.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Compensation of Directors

At the present time, members of the board of directors are not compensated for their services to the board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES PRESENTED HEREIN.

PROPOSAL TWO
TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY
TO INCREASE THE AUTHORIZED COMMON STOCK TO ONE BILLION SHARES

General

On December 20, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article Five of the Company’s Articles of Incorporation to increase the authorized common stock from five hundred fifty million (550,000,000) shares, par value $0.001 per share, to one billion (1,000,000,000) shares, par value $0.001 (the “Authorized Amendment”).

Reasons for the Authorized Amendment

Currently, the Company is authorized to issue 550,000,000 shares of common stock. Of the 550,000,000 shares of common stock authorized, as of the Record Date, there were 414,741,404 shares of common stock issued and outstanding, and up to approximately 315,000,000 shares of common stock are reserved for issuance upon the exercise of outstanding convertible debt, warrants, and options. Consequently, the Company has no shares of common stock available for general corporate purposes.

The Board of Directors recognizes that the Company does not have an adequate number of shares of common stock available to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Further, the Company is in default with respect to certain contractual obligations to the holders of its convertible debt, warrants, and options by not having the authorized shares available. Therefore, the Board of Directors approved the increase in authorized shares of common stock as a means of gaining compliance under its current contractual obligations and providing the Company with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of common stock or securities convertible into common stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving common stock or securities convertible into common stock, including, without limitation, public offerings or private placements of such common stock or securities convertible into common stock. There are no specific financing transactions under consideration at this time.

In addition, the Company’s growth strategy includes the pursuit of selective acquisitions to execute its business plan. The Company could also use the additional common stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. There are no specific acquisitions under consideration at this time that require the Authorized Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK TO ONE BILLION SHARES.

PROPOSAL THREE
TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECTUATE A FUTURE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK, UP TO 1-FOR-30, AND TO SIMULTANEOUSLY DECREASE THE AUTHORIZED COMMON STOCK TO ONE HUNDRED MILLION SHARES

General

On December 20, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article Five of the Company’s Articles of Incorporation to effectuate a reverse split of the Company’s common stock, in an amount to be determined at a future date by the Board of Directors of the Company, up to 1-for-30, and to decrease the authorized common stock to one hundred million shares (100,000,000), all to be effectuated at a future date as determined by the Board of Directors of the Company (the “Reverse Split Amendment”).

Approval of this Reverse Split Amendment would give the Board of Directors authority to implement the reverse stock split and simultaneous decrease in authorized common stock at any time it determined prior to December 31, 2015, or not at all.

Reasons for the Reverse Split Amendment

Currently, the Company is authorized to issue 550,000,000 shares of common stock. If Proposal Two as set forth in this Proxy Statement is approved and effectuated, the Company will be authorized to issue one billion shares of common stock. As of the Record Date, there were 414,741,404 shares of common stock issued and outstanding, and up to 315,000,000 shares of common stock reserved for issuance upon the exercise of outstanding convertible debt, warrants, and options. Consequently, if Proposal Two is approved and effectuated, the Company will have approximately 270,000,000 shares of common stock available for general corporate purposes.

Stock Price

As of the Record Date, the Company’s common stock is trading at less than $0.01 per share on the OTCQB marketplace maintained by OTC Markets Group, Inc. Over the past few years, the market price of the Company’s common stock has declined. In order to reduce the number of shares of its common stock outstanding and thereby attempt to proportionally raise the per share price of its common stock, the Board of Directors determined that a reverse stock split was desirable in order to: (i) encourage greater investor interest in the common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in lower priced stocks; and (ii) reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

The Board of Directors believes that the reverse stock split may help encourage greater interest in the Company’s common stock. The Board of Directors believes that the current market price of its common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Various brokerage house policies and practices also tend to discourage, or by policy prevent altogether, individual brokers from dealing in low-priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of the Company’s common stock and increase the trading price of its common stock. The Board of Directors believes that raising the trading price of the Company’s common stock will increase the attractiveness of the common stock to the investment community and possibly promote greater liquidity for the existing stockholders.

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Company’s common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. For this reason, individual and institutional investors may be unwilling to purchase the Company’s common stock at its current market price.

Increased Flexibility

The Board of Directors recognizes that the Company does not have an adequate number of shares of common stock available to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors approved the reverse stock split of the Company’s common stock as a means of providing the Company with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of common stock or securities convertible into common stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Reverse Split Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving common stock or securities convertible into common stock, including, without limitation, public offerings or private placements of such common stock or securities convertible into common stock. There are no specific financing transactions under consideration at this time.

In addition, the Company’s growth strategy includes the pursuit of selective acquisitions to execute its business plan. The Company could also use the additional common stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. There are no specific acquisitions under consideration at this time that require the Reverse Split Amendment.

Decrease in Authorized common stock

For the reasons stated above, the Board of Directors of the Company believes a reverse stock split may be beneficial to the Company. Notwithstanding the foregoing, if Proposal Two as set forth in this Proxy Statement is approved, the authorized common stock will be one billion (1,000,000,000) shares. The Board of Directors believes that, after effectuating the contemplated reverse split, which could reduce the number of shares of common stock issued and outstanding to as few as 33,333,333 shares, having one billion shares authorized will not be attractive to the investing community. As a result, the Reverse Split Amendment will simultaneously decrease the authorized shares of common stock to one hundred million (100,000,000) shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO ITS ARTICLES OF INCORPORATION TO EFFECTUATE A FUTURE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK, UP TO 1-FOR-30, AND TO SIMULTANEOUSLY DECREASE THE AUTHORIZED COMMON STOCK TO ONE HUNDRED MILLION SHARES.

PROPOSAL FOUR
APPROVAL OF THE PHARMAGEN, INC. 2014
OMNIBUS EMPLOYEE SECURITIES PLAN

General

On December 20, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the Pharmagen, Inc. 2014 Omnibus Employee Securities Plan (the “2014 Employee Securities Plan”).

Purpose

The purpose of the 2014 Employee Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. In furtherance of this purpose, the 2014 Employee Securities Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

• stock options (including incentive stock options and non-qualified stock options);
• restricted stock awards;
• unrestricted stock awards; and
•  performance stock awards.

Each of these types of Awards is described below under “Awards.”

Eligibility

Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2014 Employee Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

•  the position, relationship, responsibilities and importance of the person to the Company; and
•  such other factors as the Board of Directors deems relevant.

Selected consultants may participate in the 2014 Employee Securities Plan if:

•	the consultant renders bona fide services to the Company or one of its subsidiaries;
•
the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

•	the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

Administration

The 2014 Employee Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2014 Employee Securities Plan. Any Compensation Committee must be comprised of at least two (2) non-employee directors. If a Compensation Committee is formed to administer the 2014 Employee Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

•	select the persons to whom Awards will be granted (each a “Participant”);
•	grant Awards under the 2014 Employee Securities Plan;
•	determine the number of shares to be covered by each Award;
•	determine the nature, amount, pricing, timing and other terms of the Award;
•	interpret, construe and implement the provisions of the 2014 Employee Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
•	terminate, modify or amend the 2014 Employee Securities Plan.

The 2014 Employee Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Subject to the Plan

A total of 60,000,000 shares of common stock (prior to the reverse stock split contemplated by Proposal Two as set forth in this Proxy Statement) are reserved for issuance under the 2014 Employee Securities Plan. Shares of common stock issued under the 2014 Employee Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2014 Employee Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

Fractional interests will not be issued upon any adjustments made by the Board of Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

Awards

Stock Options. Under the 2014 Employee Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2014 Employee Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTCQB marketplace maintained by OTC Markets Group, Inc. on such date.

No stock option may be exercised after the expiration of ten (10) years from the date of grant (or five (5) years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2014 Employee Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 2014 Employee Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

The 2014 Employee Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of common stock free of any vesting restrictions under the 2014 Employee Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

Performance Stock Awards. The Board of Directors may make performance stock awards under the 2014 Employee Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2014 Employee Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

•	net income;
•	pre-tax income;
•	operating income;
•	cash flow;
•	earnings per share;
•	return on equity;
•	return on invested capital or assets;
•	cost reductions or savings;
•	funds from operations;
•	appreciation in the fair market value of the common stock;
•	earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
•	such other criteria deemed appropriate by the Board of Directors.

The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2014 Employee Securities Plan, amend any and all performance criteria specified under any performance stock award.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

Tax Withholding. If a distribution is made under this 2014 Employee Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Deductibility of Awards. Company deductions for Awards granted under the 2014 Employee Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

Incentive Stock Options. Pursuant to the 2014 Employee Securities Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

•
a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

•	the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Grants Under the 2014 Employee Securities Plan

As of the date of this Proxy, no Shares or Options have been granted under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PHARMAGEN, INC. 2014 OMNIBUS EMPLOYEE SECURITIES PLAN.

PROPOSAL FIVE
APPROVAL OF THE PHARMAGEN, INC. 2014
OMNIBUS OFFICER AND DIRECTOR SECURITIES PLAN

General

On December 20, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the Pharmagen, Inc. 2014 Omnibus Officer and Director Securities Plan (the “2014 Officer and Director Securities Plan”).

Purpose

The purpose of the 2014 Officer and Director Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. In furtherance of this purpose, the 2014 Officer and Director Securities Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

• stock options (including incentive stock options and non-qualified stock options);
• restricted stock awards;
• unrestricted stock awards; and
• performance stock awards.

Each of these types of Awards is described below under “Awards.”

Eligibility

Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2014 Officer and Director Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

•	the position, relationship, responsibilities and importance of the person to the Company; and
•	such other factors as the Board of Directors deems relevant.

Selected consultants may participate in the 2014 Officer and Director Securities Plan if:

•	the consultant renders bona fide services to the Company or one of its subsidiaries;
•
the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

•	the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

Administration

The 2014 Officer and Director Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2014 Officer and Director Securities Plan. Any Compensation Committee must be comprised of at least two (2) non-employee directors. If a Compensation Committee is formed to administer the 2014 Officer and Director Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

•	select the persons to whom Awards will be granted (each a “Participant”);
•	grant Awards under the 2014 Officer and Director Securities Plan;
•	determine the number of shares to be covered by each Award;
•	determine the nature, amount, pricing, timing and other terms of the Award;
•
interpret, construe and implement the provisions of the 2014 Officer and Director Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and

•	terminate, modify or amend the 2014 Officer and Director Securities Plan.

The 2014 Officer and Director Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Subject to the Plan

A total of 60,000,000 shares of common stock (prior to the reverse stock split contemplated by Proposal Two as set forth in this Proxy Statement) are reserved for issuance under the 2014 Officer and Director Securities Plan. Shares of common stock issued under the 2014 Officer and Director Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2014 Officer and Director Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

Fractional interests will not be issued upon any adjustments made by the Board of Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

Awards

Stock Options. Under the 2014 Officer and Director Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2014 Officer and Director Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTCQB marketplace maintained by OTC Markets Group, Inc. on such date.

No stock option may be exercised after the expiration of ten (10) years from the date of grant (or five (5) years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2014 Officer and Director Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 2014 Officer and Director Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

The 2014 Officer and Director Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of common stock free of any vesting restrictions under the 2014 Officer and Director Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

Performance Stock Awards. The Board of Directors may make performance stock awards under the 2014 Officer and Director Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2014 Officer and Director Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

•	net income;
•	pre-tax income;
•	operating income;
•	cash flow;
•	earnings per share;
•	return on equity;
•	return on invested capital or assets;
•	cost reductions or savings;
•	funds from operations;
•	appreciation in the fair market value of the common stock;
•	earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
•	such other criteria deemed appropriate by the Board of Directors.

The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2014 Officer and Director Securities Plan, amend any and all performance criteria specified under any performance stock award.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

Tax Withholding. If a distribution is made under this 2014 Officer and Director Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Deductibility of Awards. Company deductions for Awards granted under the 2014 Officer and Director Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

Incentive Stock Options. Pursuant to the 2014 Officer and Director Securities Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

•
a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

•	the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Grants Under the 2014 Officer and Director Securities Plan

As of the date of this Proxy, no Shares or Options have been granted under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PHARMAGEN, INC. 2014 OMNIBUS OFFICER AND DIRECTOR SECURITIES PLAN.

PROPOSAL SIX
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed M&K CPAS, PLLC, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2013, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of M&K CPAS, LLC are not expected to be present at the annual meeting.

Audit Fees

The aggregate fees billed for the years ended December 31, 2012 and 2011 for professional services rendered by M&K CPAS, LLC for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $30,000 and $30,000, respectively.

Audit - Related Fees

The aggregate fees billed for the years ended December 31, 2012 and 2011 for professional services rendered by M&K CPAS, LLC for the review of the financial statements for the quarterly periods ended March 31, June 30, and September 30, of each year, and for the issuance of consents, were $21,000 and $19,500, respectively.

Tax Fees

For the fiscal years ended December 31, 2011 and 2010, M&K CPAS, LLC did not render any services for tax compliance, tax advice, and tax planning work.

All Other Fees

None.

Of the fees described above for the years ended December 31, 2011 and 2010, all were approved by the entire Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF M&K CPAS, LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Additional Information

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of common stock authorized by the Authorized Amendment, and following the Reverse Split Amendment, may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s common stock may trade on at that time. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Authorized Amendment and the Reverse Split Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Authorized Amendment and the Reverse Split Amendment were approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the amendments, other than as stockholders of the Company.

Effects of the Authorized Amendment and the Reverse Split Amendment

Neither the increase in authorized shares of common stock, nor the reverse split and simultaneous reduction in authorized common stock, was approved as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved shares of either common or preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, they may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of common stock.

The holders of common stock are not entitled to preemptive rights with respect to the issuance of additional common stock or securities convertible into or exercisable for common stock. Accordingly, the issuance of additional shares of common stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of common stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the amendments. However, issuances of significant numbers of additional shares of preferred stock or common stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

Neither the Authorized Amendment, nor the Reverse Split Amendment, changes the terms of the common stock. The additional common stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized.

The Authorized Amendment and the Reverse Split Amendment are contained in the Certificate of Amendment attached to this Information Statement as Exhibits A and B, respectively, and will be filed with the Nevada Secretary of State.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Name and Address	Common Stock Ownership(1)	Percentage of common stock Ownership(2)	Series B Preferred Stock Ownership(1)	Percentage of Series B Preferred Stock Ownership(3)	Percent of Total Voting Rights(5)(6)

Mackie Barch (8)	207,627,681(4)(5)	46.3%	5,100,000	100.0%	71.5%

Eric Clarke (7)(8)	-0-	-%	-0-	-%	-%

Richard A. Wolpow	12,827,054 (9)	3.0%	-0-	-%	<1%

All Officers and Directors as a Group (2 Persons)	222,656,813	48.0%	5,100,000	100%	71.6%

(1)
The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)	Based on 414,741,404 shares of common stock issued and outstanding as of December 20, 2013.

(3)	Based on 5,100,000 shares of Series B Preferred Stock issued and outstanding as of December 20, 2013.

(4)
Includes shares of common stock and Series B Preferred Stock held of record by Old Line Partners, LLC. Bethesda Holdings, LLC is the manager of Old Line Partners, LLC and has sole voting power over the shares. Mackie Barch is the sole member and manager of Bethesda Holdings, LLC. Bethesda may instruct Old Line to sell no more than 1% of the outstanding securities of Pharmagen, Inc. in an 90-day period and deliver the proceeds to Bethesda.

(5)
Series B Preferred Stock has voting rights equal to 51% of the votes on all matters to come before the shareholders, and is convertible into 7.5% of the issued and outstanding shares of common stock calculated on the date of conversion.

(6)
Calculated based on total outstanding voting securities of the Company, including 414,741,404 votes held by the holders of our common stock and 431,799,727 votes held by the holders of our Series B Preferred Stock, for a total of 846,666,131 votes.

(7)
Eric Clarke is the sole member and manager of Beauchamp Capital Holdings, LLC, which is a member of Old Line Partners, LLC. Beauchamp does not have any voting control over the shares held by Old Line Partners. Beauchamp may instruct Old Line to sell no more than 1% of the outstanding securities of Pharmagen, Inc. in an 90-day period and deliver the proceeds to Beauchamp.

(8)	Unless noted otherwise, the address is c/o Pharmagen, Inc., 9337 Fraser Ave., Silver Spring, MD 20910.

(9)
Includes 12,827,054 shares of common stock which may be acquired upon conversion of 100,000 shares of Series C Convertible Preferred Stock. Our Series C Convertible Preferred Stock is convertible, in the aggregate, into 15% of our issued and outstanding shares of common stock, or into shares of our common stock based on 33.3% of the market price at the time of conversion.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than as set forth above.

There are no current arrangements which will result in a change in control.

Directors and Executive Officers

The following table sets forth the names, ages, and biographical information of each of our current directors and executive officers, and the positions with the Company held by each person, and the date such person became a director or executive officer of the Company. Our executive officers are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Family relationships among any of the directors and officers are described below.

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

Mackie Barch	38	President, CEO, CFO, Treasurer, Secretary, and Director

Richard A. Wolpow	50	Interim-Chief Operating Officer and Director

Mackie Barch, age 38, is our President, Chief Executive Officer, Secretary, a director, and co-founder of Healthcare Distribution Specialists, now known as Pharmagen Distribution, LLC, which is our wholly-owned subsidiary. Before launching Pharmagen Distribution, Mr. Barch co-founded Global Nutritional Research LLC (GNR) in July 2007, which manufactures OTC products for a specific disease based on Rx/OTC interaction, and continues to work with GNR but GNR currently has de minis assets and operations. We have, in the past, purchased products from GNR, and may continue to do so in the future. Prior to founding Pharmagen Distribution and GNR, from late 2006 to 2007, Mr. Barch was involved in numerous financial and operational aspects of Global Pharmaceutical Sourcing (GPS). Prior to working for GPS, Mr. Barch was employed as Assistant Vice President in institutional equities at Friedman, Billings, & Ramsey (FBR), an investment bank and broker-dealer, from 2001 to 2006. During his career, Mr. Barch has participated in numerous equity offerings. Mr. Barch graduated the University of Colorado-Boulder with a BA in Economics. Mr. Barch is currently an elected official in the State of Maryland, serving as a City Council Member in Kensington, MD, and has been since his election in 2009. The Company determined that Mr. Barch’s background with Pharmagen Distribution and in the pharmaceutical and finance industries made him the ideal candidate for appointment to the board of directors and as an officer of the Company. Mr. Barch was also President of the National Blood Clot Alliance Chapter in Washington, D.C., hosting charity events to raise awareness about the prevalence of Thrombophilia and clot prevention.

Richard A. Wolpow, age 50, is our Interim-Chief Operating Officer and a director. Mr. Wolpow has been advising and operating small to mid‐size private and public companies for 20 years. Most recently, beginning in 2007, Mr. Wolpow a founder, Secretary, and Director of POC Network Technologies, Inc., a provider of billing and reimbursement for vaccines and other pharmaceutical products. Previously, from 2001 to 2010, Mr. Wolpow was founder, COO and Vice Chairman of Dispensing Solutions, Inc. (DSI), a Pharmaceutical Manufacturer operating a state‐of‐the‐art repackaging facility in Santa Ana, California, which he sold to PSS World Medical (NASDAQ: PSSI). Prior to DSI, Mr. Wolpow, through his holding company Ocean View Investment Holdings Ltd., was the primary investor and principal shareholder of Trinity Health Ventures. In 2000 Trinity, being a primary entity in a Goldman Sachs roll‐up, became Odyssey Health Care Inc. (NASDAQ: ODSY), later selling in June 2010, to Gentiva Health Services (NASDAQ: GTIV) for over a billion dollars. Richard was also one of the principals with Freedom Health, Inc., a developer of an intelligent debit health card in association with Buck Consultants, Mellon Bank and MasterCard. Mr. Wolpow’s first health related company started in 1995 when he was recruited to run TheHealthChannel.com. Other entrepreneurial successes include ventures in the Internet, resort ownership, music/audio, construction and apparel industries.

Family Relationships

There are no family relationships between any of our officers or directors.

Other Directorships

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based on a review of the Company’s Section 16 filing with the SEC, the Company believes that a shareholder who is an owner of more than ten percent of its common stock has failed to make its required filings.

Description of Securities

Our authorized capital stock consists of 550,000,000 shares of common stock, par value $0.001, and 50,000,000 shares of preferred stock, par value $0.001. As of the Record Date, there are 414,741,404 shares of our common stock issued and outstanding, and 5,100,000 shares of our Series B Preferred Stock issued and outstanding.

Common Stock. The holders of our common stock have equal ratable rights to dividends from funds legally available if and when declared by our board of directors and are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs. Our common stock does not provide the right to preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights. Our common stock holders are entitled to one non-cumulative vote per share on all matters on which shareholders may vote. Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Preferred Stock. The Company’s Articles of Incorporation authorize the issuance of 50,000,000 shares of Preferred Stock.

Our Board of Directors is authorized to determine or alter any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock and, within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares comprising any such series subsequent to the issue of shares of that series, to set the designation of any series, and to provide for rights and terms of redemption, conversion, dividends, voting rights, and liquidation preferences of the shares of any such series.

Series B Preferred Stock

On December 16, 2013 we designated five million one hundred thousand (5,100,000) shares of the Preferred Stock as Series B Preferred Stock. Our Series B Preferred Stock has liquidation preference over our common stock, voting rights equal to fifty one percent (51%) of the votes on all matters to come before our shareholders, and is convertible into seven and one-half percent (7.5%) of our issued and outstanding shares of common stock measured at the time of conversion.

Dividend Policy. We have not paid any cash dividends on our common stock since inception and presently anticipate that all earnings, if any, will be retained for development of our business and that no dividends on our common stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on our common stock will be paid in the future.

Outstanding Options, Warrants, and Convertible Instruments

As of September 30, 2013, we had convertible notes and other convertible instruments convertible into approximately 315,000,000 shares of common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

On June 18, 2012, our Board of Directors approved the Sunpeaks Ventures, Inc. 2012 Omnibus Stock Grant and Option Plan and set aside 40,000,000 shares of our common stock for issuance thereunder. Pursuant to the plan, officers, directors, key employees and certain consultants may be granted stock options (including incentive stock options and non-qualified stock options), restricted stock awards, unrestricted stock awards, or performance stock awards. As of the Rercord Date, we have not made any awards under the Plan.

Holders

As of the Record Date, there were 414,741,404 shares of our common stock issued and outstanding and held by 154 holders of record.

Transfer Agent

The transfer agent for our common stock is Action Stock Transfer Company, 2469 East Fort Union Boulevard, Suite 214, Salt Lake City, Utah 84121, telephone (801) 274-1088.

Executive Compensation

Narrative Disclosure of Executive Compensation

Richard A. Wolpow

On December 12, 2013, we received a fully executed copy of a Consulting Services Agreement dated December 9, 2013 with Bagel Boy Equity Group II, LLC, a private family office, whereby its managing partner, Richard A. Wolpow, became our Chairman of the Board of Directors and interim Chief Operating Officer.

As consideration under the Consulting Agreement, we issued to Bagel Boy a warrant to acquire up to three percent (3%) of our issued and outstanding shares of common stock, calculated at the time of exercise, at an exercise price of $0.0065 per share (the “Commencement Warrant”). The warrant vests in two equal parts, one-half immediately upon vesting and one-half upon completion of the acquisition of two (2) Acquisition Targets, as defined in the Consulting Agreement. The warrant may be exercised at any time beginning on June 9, 2014 and during the seven (7) years thereafter, subject to the vesting set forth above and a 9.9% ownership limitation set forth therein.

As further consideration under the Consulting Agreement, we agreed to pay to Bagel Boy a consulting fee of $15,000 per month, payable in the form of cash (at a 25% discount) or in the form of a cashless exercise warrant exercisable at fifty percent (50%) of the lowest five (5) closing bid prices during the ten (10) trading days prior to exercise (the “Consulting Warrant”). The warrant may be exercised at any time beginning on June 9, 2014 and during the seven (7) years thereafter, subject to a 9.9% ownership limitation set forth therein.

Mackie Barch

On October 9, 2012, we entered into an employment agreement with Mackie Barch, our sole officer and director. Pursuant to the agreement, Mr. Barch will continue to serve as our Chief Executive Officer and Chairman of the Board. The agreement has a three (3) year term and will automatically renew for one (1) year periods unless we or Mr. Barch provide notice to the other at least ninety (90) days prior to the expiration of any term of the intention not to renew. Mr. Barch will be compensated in the amount of $170,000 per year for the duration of the agreement. In the event Mr. Barch is terminated without cause or resigns for good reason, he shall be entitled to receive payment of one (1) year of his salary to be made in accordance with our normal payroll cycle.

All of our executives are at-will employees.

Eric Clarke

Mr. Clarke was appointed as our Chief Financial Officer on December 31, 2012. Mr. Clarke does not have a written employment agreement, but is paid a salary of $150,000 per year.

Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Chief Executive Officer, President, and Chief Financial Officer for the fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Mackie Barch (1)	2012	150,500	-0-	-0-	-0-	-0-	-0-	-0-	150,500
CEO and President	2011	49,000	-0-	-0-	-0-	-0-	-0-	-0-	49,000
	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Scott Beaudette (2)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former CEO	2011	20,000	-0-	-0-	-0-	-0-	-0-	-0-	20,000
and President	2010	20,000	-0-	-0-	-0-	-0-	-0-	-0-	20,000

Eric Clarke (3)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CFO	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Beaudette resigned as an officer and director on February 13, 2012. Prior to his resignation, pursuant to his management agreement, Mr. Beaudette was to receive $5,000 per quarter.

(2)
On February 13, 2012, Mr. Barch was appointed as our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director. As compensation for such services, Mr. Barch was to receive a monthly fee of $1,000.

Compensation for Mr. Barch prior to February 13, 2012 includes amounts paid to Mr. Barch by Pharmagen Distribution, our wholly-owned subsidiary. Pharmagen Distribution has no formal agreement with Mr. Barch and during 2011 it paid Mr. Barch what it could afford at various times up through October 1, 2011, including $4,000 in June 2011, $5,000 in July 2011, $7,000 in August 2011,and $6,000 in September 2011, for a total of $22,000 through October 1, 2011. Starting on October 1, 2011, Pharmagen Distribution paid Mr. Barch $9,000 per month for each of October 2011, November 2011 and December 2011. Beginning on January 1, 2012, Pharmagen Distribution began paying Mr. Barch $7,000 every two weeks, but there is no agreement to cover this payment.

On October 9, 2012, we entered into an employment agreement with Mr. Barch to pay him a salary of $170,000 per year.

(3)	Mr. Clarke was appointed as our Chief Financial Officer on December 31, 2012. Mr. Clarke does not have a written employment agreement, but is paid a salary of $150,000 per year.

Director Compensation

For the years ended December 31, 2012 and 2011, none of the members of our Board of Directors received compensation for his or her service as a director. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity. We intend to develop such a policy in the near future.

Certain Relationships and Related Transactions, and Director Independence

Our wholly-owned subsidiary, Pharmagen Distribution, had an arrangement with Healthrite Pharmaceuticals, a specialty pharmacy owned by our sole officer and director, Mr. Barch. Pursuant to the arrangement Healthrite would purchase pharmaceutical products directly from manufacturers and then resell them to Pharmagen Distribution. During the quarter ended June 2012, Healthrite notified us that due to the cost and effort to maintain a pharmaceutical license it has surrendered its pharmaceutical license and will no longer be buying and selling pharmaceuticals. During the years ended December 31, 2012 and 2011, Pharmagen Distribution purchased $114,000 and $1.1 million, respectively, of inventory from HealthRite, which was then resold to customers. During 2010 and the first half of 2011, we resold the drugs we purchased from Healthrite at the same price we purchased them, basically acting as the selling arm of Healthrite. This was done since we had certain licenses to sell products in states where Healthrite did not have licenses and it enabled us to get additional name recognition. Starting in mid 2011 we began marking up the product we purchased from Healthrite by 25% when we sold it to third-party purchasers. We do not expect Healthrite’s decision to surrender its pharmaceutical license to have a material impact on our business.

On June 14, 2011, Pharmagen Distribution entered into an asset acquisition agreement with Global Nutritional Research LLC (“GNR”), a limited liability company in Maryland controlled by Mr. Justin Barch, the brother of Mackie Barch, one of our officers and director. Under the terms of the agreement, Pharmagen Distribution acquired all assets, properties, goodwill, and other rights related to GNR in exchange for assuming all debts currently held by GNR. The agreement was formally ratified and signed by us and GNR on August 12, 2011.

During the years ended December 31, 2012 and 2011, Pharmagen Distribution, an entity controlled by Mackie Barch, one of our officers and director, loaned us $zero and $200,100, respectively, which was used to fund our operations. The $200,100 is proceeds Pharmagen Distribution received from a loan from Eagle Bank. Pharmagen Distribution charged us the interest Eagle Bank charged Pharmagen Distribution for the loan, which was $11.230 for 2012 and $5,446 for 2011, based on a variable interest rate that will not be less than 5.5% per annum or more than the maximum rate allowed by law. Pharmagen Distribution did not charge us any additional interest on the loan other than what was charged to Pharmagen Distribution by Eagle Bank. There is no agreement between us and Pharmagen Distribution to evidence this loan. As a result we imputed interest expense of $11,230 and $5,866 on this loan during the years ended December 31, 2012 and 2011, respectively. For the years ended December 31, 2012 and 2011, (a) the largest aggregate amount of principal outstanding was $200,000 and $200,100, respectively, (b) the outstanding principal balance as of December 31, 2012 and 2011 was $200,000 and $200,100, respectively, (c) we paid an aggregate of $0 and $0, respectively, toward the outstanding principal amount, and (d) we imputed interest expense of $11,230 and $5,866, respectively, at an interest rate of 5.5% per annum.

During December 31, 2011, Justin Barch, the brother of Mackie Barch, one of our officers and director, loaned us $75,000, which was used to fund our operations. The $75,000 is proceeds Justin Barch received from a loan from Eagle Bank. Justin Barch charged us the interest Eagle Bank charged Justin Barch for the loan, which was $3,791 for 2012 and $420 for 2011, based on an interest rate of 6.5% per annum. Justin Barch did not charge us any additional interest on the loan other than what was charged to Justin Barch by Eagle Bank. There is no agreement between us and Justin Barch to evidence this loan. As a result we imputed interest expense of $3,791 and $420 on this loan during the years ended December 31, 2012 and 2011, respectively. For the years ended December 31, 2012 and 2011, (a) the largest aggregate amount of principal outstanding was $75,000 and $75,000, respectively, (b) the outstanding principal balance as of December 31, 2012 and 2011 was $75,000 and $75,000, respectively, (c) we paid an aggregate of $0 and $0, respectively, toward the outstanding principal amount, and (d) we imputed interest expense of $3,791 and $420, respectively, at an interest rate of 6.5% per annum.

In 2011, ICAPP, LLC, an entity controlled by Mackie Barch that was originally set up to be a holding company, loaned Pharmagen Distribution $998, interest free. This amount remains outstanding and is due on demand. For the years ended December 31, 2012 and 2011, (a) the largest aggregate amount of principal outstanding was $998 and $998, respectively, (b) the outstanding principal balance as of December 31, 2012 and 2011 was $998 and $998, respectively, (c) we paid an aggregate of $0 and $0, respectively, toward the outstanding principal amount, and (d) we imputed interest expense of $0 and $0, respectively, at an interest rate of 0% per annum.

For 2012, the $zero is owed to Healthrite for past drug purchases, the $200,000 owed on the loan from Pharmagen Distribution, the $75,000 owed on the loan from Justin Barch, and the $998 owed to ICAPP, LLC, equals the $275,998 noted on our balance sheet as due to related party.

For 2011, the $100,647 owed to Healthrite for past drug purchases, the $200,000 owed on the loan from Pharmagen Distribution, the $75,000 owed on the loan from Justin Barch, and the $998 owed to ICAPP, LLC, equals the $376,745 noted on our balance sheet as due to related party.

During 2011, Mackie Barch, one of our officers and director, was paid by Pharmagen Distribution, our wholly-owned subsidiary, for the services he provided to Pharmagen Distribution. Pharmagen Distribution has no formal agreement with Mr. Barch and during 2011 it paid Mr. Barch what it could afford at various times up through October 1, 2011, including $4,000 in June 2011, $5,000 in July 2011, $7,000 in August 2011,and $6,000 in September 2011, for a total of $22,000 through October 1, 2011. Starting on October 1, 2011, Pharmagen Distribution paid Mr. Barch $9,000 per month for each of October 2011, November 2011 and December 2011. Beginning on January 1, 2012, Pharmagen Distribution began paying Mr. Barch $7,000 every two weeks, but there is no agreement to cover this payment. During the year ended December 31, 2012, Pharmagen Distribution paid Mr. Barch a total of $150,500.

On October 9, 2012, we entered into an employment agreement with Mackie Barch, our sole officer and director. Pursuant to the agreement, Mr. Barch will continue to serve as our Chief Executive Officer and Chairman of the Board. The agreement has a three (3) year term and will automatically renew for one (1) year periods unless we or Mr. Barch provide notice to the other at least ninety (90) days prior to the expiration of any term of the intention not to renew. Mr. Barch will be compensated in the amount of $170,000 per year for the duration of the agreement. In the event Mr. Barch is terminated without cause or resigns for good reason, he shall be entitled to receive payment of one (1) year of his salary to be made in accordance with our normal payroll cycle.

Mr. Clarke was appointed as our Chief Financial Officer on December 31, 2012. Mr. Clarke does not have a written employment agreement, but is paid a salary of $150,000 per year.

Effective on December 31, 2012, Mackie Barch, in fulfillment of prior obligations to certain key employees and founders of Pharmagen Distribution, transferred all of his equity interest in us to Old Line Partners, LLC. The sole manager of Old Line is Bethesda Holdings, LLC, of which Mr. Barch is the sole member and manager. Bethesda has all voting control over the securities owned by Old Line, and with certain minor exceptions, all power of disposition as well. See Security Ownership of Certain Beneficial Owner and Management.

On December 12, 2013, we received a fully executed copy of a Consulting Services Agreement dated December 9, 2013 with Bagel Boy Equity Group II, LLC, a private family office, whereby its managing partner, Richard A. Wolpow, became our Chairman of the Board of Directors and interim Chief Operating Officer. As consideration under the Consulting Agreement, we issued to Bagel Boy a warrant to acquire up to three percent (3%) of our issued and outstanding shares of common stock, calculated at the time of exercise, at an exercise price of $0.0065 per share (the “Commencement Warrant”). The warrant vests in two equal parts, one-half immediately upon vesting and one-half upon completion of the acquisition of two (2) Acquisition Targets, as defined in the Consulting Agreement. The warrant may be exercised at any time beginning on June 9, 2014 and during the seven (7) years thereafter, subject to the vesting set forth above and a 9.9% ownership limitation set forth therein. As further consideration under the Consulting Agreement, we agreed to pay to Bagel Boy a consulting fee of $15,000 per month, payable in the form of cash (at a 25% discount) or in the form of a cashless exercise warrant exercisable at fifty percent (50%) of the lowest five (5) closing bid prices during the ten (10) trading days prior to exercise (the “Consulting Warrant”). The warrant may be exercised at any time beginning on June 9, 2014 and during the seven (7) years thereafter, subject to a 9.9% ownership limitation set forth therein.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCQB on which our shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we do not have any independent directors.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

Article Ten of our Articles of Incorporation provides that, the personal liability of the directors, officers and shareholders of the corporation is eliminated for damages for breach of fiduciary duty as a director or officer, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or the payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

Article Ten of our Articles of Incorporation provides that, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K, dated March 29, 2013 and filed with the Commission on April 1, 2013, is being mailed to our shareholders along with this notice. Certain information may be incorporated by reference herein from our 10-K.

A copy of this Proxy Statement can be found on our website at www.pharmageninc.com.

We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549, or through the Commission’s web site at the following address: http://www.sec.gov. Our common stock trades on the OTCQB marketplace maintained by OTC Markets, Inc. under the symbol “PHRX.”

By order of the Board of Directors

_______________________________
Mackie Barch, President

January [__], 2013
Silver Spring, Maryland

EXHIBIT A

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORPORATION OF

PHARMAGEN, INC.
(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of Pharmagen, Inc., a Nevada Corporation (the “Corporation”), hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of the Corporation on December 20, 2013, and as approved by the shareholders at the annual meeting held on February [insert], 2014, it was voted that this Certificate of Amendment of Articles of Incorporation, be filed.

The undersigned further certifies that Article 5 of the Articles of Incorporation, originally filed on June 25, 2009, and as amended, is restated in its entirety to read as follows:

“ARTICLE 5.

Capital Stock

This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock which this Corporation is authorized to issue is One Billion (1,000,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Fifty Million (50,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

The undersigned hereby certifies that he has on this [insert] day of February 2014, executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

_______________________________________
Mackie Barch, President and Secretary

EXHIBIT B

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORPORATION OF

PHARMAGEN, INC.
(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned being the President and Secretary of Pharmagen, Inc., a Nevada Corporation (the “Corporation”), hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of the Corporation on December 20, 2013, and as approved by the shareholders at the annual meeting held on February [insert], 2014, it was voted that this Certificate of Amendment of Articles of Incorporation, be filed.

The undersigned further certifies that Article 5 of the Articles of Incorporation, originally filed on June 25, 2009, and as amended, is restated in its entirety to read as follows:

“ARTICLE 5.

Capital Stock

This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock which this Corporation is authorized to issue is One Hundred Million (100,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Fifty Million (50,000,000) shares, par value $0.001.

Effective on [insert] the issued and outstanding shares of common stock of the Corporation shall be subject to a [1-for-30] reverse stock split. As a result of the stock split, each [thirty (30)] shares of Common Stock issued and outstanding before the effectiveness of the stock split shall be exchanged for one (1) share of Common Stock after the split. Fractional shares will be rounded up to the next whole share.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

The undersigned hereby certifies that he has on this [insert] day of [insert] 2014, executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

____________________________________________
Mackie Barch, President and Secretary

PROXY

PHARMAGEN, INC.

9337 Fraser Avenue Silver Spring, MD 20910 www.pharmageninc.com

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints MACKIE BARCH as proxy for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (if no direction is made, this Proxy will be voted FOR all Proposals), all of the shares of Pharmagen, Inc. (the “Company”) standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on February [insert], 2014 at 10:00 AM, Eastern Standard Time, at [2413 Linden Lane, Silver Spring, MD 20910], and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held xxx,2014.

The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://www.viewproxy.com/pharmageninc/2014

Please mark your votes as indicated in this Proxy	☒				ITEM 2 – TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
ITEM 1 – ELECTION OF DIRECTORS NOMINEES: The Board of Directors recommends a vote FOR the following Nominees: MACKIE BARCH RICHARD A. WOLPOW		FOR all nominees ☐	WITHHOLD all nominees ☐	WITHHOLD AUTHORITY to vote for any individual nominee. Write name(s) of nominee(s) below ☐
☐ FOR ☐ AGAINST ☐ ABSTAIN

ITEM 3 – TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE SPLIT IN AN AMOUNT UP TO 1-FOR-30 AND TO DECREASE THE AUTHORIZED COMMON STOCK

☐ FOR ☐ AGAINST ☐ ABSTAIN

ITEM 4 – TO APPROVE THE PHARMAGEN, INC. 2014 EMPLOYEE SECURITIES PLAN

☐ FOR ☐ AGAINST ☐ ABSTAIN

WITHHELD AUTHORITY FOR: (Write that nominee’s name in the space provided below).

ITEM 5 – TO APPROVE THE PHARMAGEN, INC. 2014 OFFICER AND DIRECTOR SECURITIES PLAN ☐ FOR ☐ AGAINST ☐ ABSTAIN
DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)	ITEM 6 – TO RATIFY THE APPOINTMENT OF M&K CPAS, LLC AS THE COMPANY’S INDEPENDENT AUDITORS ☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Signature(s)	Date

	(Print Name)	CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	TELEPHONE

Vote Your Proxy by Phone: Call 1
(888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.